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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 4, 2003




                              IONICS, INCORPORATED
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             (Exact name of registrant as specified in its charter)





     MASSACHUSETTS                   1-7211                     04-2068530
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       (State of                  (Commission                 (IRS Employer
     incorporation)               File Number)              Identification No.)




65 GROVE STREET, WATERTOWN, MA        02472               (617) 926-2500
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   (Address of principal           (Zip Code)         (Registrant's telephone
     executive offices)                             number, including area code)





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
Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits

              Exhibit Number                       Description
              --------------                       -----------

                   99 Press release dated November 4, 2003 reporting the financial results of Ionics, Incorporated for the third quarter ended September 30, 2003.




Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

On November 4, 2003, Ionics, Incorporated issued a press release reporting its financial results for the third quarter ended September 30, 2003 and the first nine months of 2003. A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.






                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                    IONICS, INCORPORATED

November 4, 2003                    By:     /s/ Stephen Korn
                                            ----------------------
                                    Name:   Stephen Korn
                                    Title:  Vice President and General Counsel








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
                                  EXHIBIT INDEX
                                  -------------



 Number                            Description                       Page Number
 ------                            -----------                       -----------

   99   Press release dated November 4, 2003 reporting the                4
        financial results of Ionics, Incorporated for the third quarter ended September 30, 2003.


























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